SCHEDULE 14C INFORMATION

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary information statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☒	Definitive information statement.

GuideStone Funds

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund,

Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,

International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

October 3, 2019

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to all series of GuideStone Funds (the “Trust”). GuideStone Financial Resources of the Southern Baptist Convention, the majority shareholder of the Trust, has approved the election of Ronald D. Murff to the Board of Trustees of the Trust.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund,

Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,

International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Funds/Disclosures.

October 3, 2019

This document is an Information Statement for shareholders of all series (each, a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas Texas 75244-6152. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Funds’ administration and fund accounting agent and is located at 50 South LaSalle Street, Chicago, Illinois 60603. This Information Statement will be mailed on or about October 3, 2019, to the shareholders of record of each Fund as of September 15, 2019 (the “Record Date”).

The Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) to elect Ronald D. Murff to the Board of Trustees of the Trust (“Board”), effective October 24, 2019. As disclosed in the Trust’s prospectus, GuideStone Financial Resources at all times directly or indirectly controls the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. As of the date of its approval, GuideStone Financial Resources directly or indirectly controlled the vote of at least 60% of each Fund’s shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust’s governing documents, the election of Mr. Murff has been approved by shareholders.

1

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

2

I.	All Funds: Election of Trustee to the Board of Trustees

A.	Overview

GuideStone Financial Resources, as majority shareholder of the Trust, has elected Ronald D. Murff to the Board, effective October 24, 2019. The Trust’s Amended and Restated Trust Instrument, dated May 1, 2017, provides that Mr. Murff will hold office until his resignation, removal or mandatory retirement. Mr. Murff will serve on the Board as an independent Trustee (“Independent Trustee”) because he is not an “interested person” of the Trust as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”).

B.	Information Regarding the Board of Trustees

The operations of each Fund are under the supervision of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Upon effectiveness of the election of Mr. Murff, the Board will be comprised of 10 individuals: Randall T. Hahn, D.Min., and John R. Morris, each of whom is an “interested person” of the Trust (“Interested Trustees”), as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act, and William Craig George, Barry D. Hartis, Grady R. Hazel, Joseph A. Mack, David B. McMillan, Ronald D. Murff, Franklin R. Morgan and Kyle L. Tucker, each of whom is an Independent Trustee. Mr. George serves as Chairman of the Board. During the fiscal year ended December 31, 2018, the Board held four regular meetings and one special meeting. All of the Trustees during the entirety of the previous fiscal year, with the exception of Christopher W. Kersey, MD, MBA (a former Trustee) and Mr. Tucker, attended at least 75% of the Board meetings held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Trustees (including Mr. Murff) of the Trust, their years of birth, business addresses and principal occupations and directorships during the past five years are set forth in the following table.

3

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Credit Officer, First National Bank of PA, 2014 – present.	24	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Certified Public Accountant, 1987 – present.	24	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012.
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – 2015.	24

Neighbors Federal Credit Union — Vice-Chairman of the Board; Stonetrust Commercial Insurance Company — Board of
Directors Member and Chairman of Audit Committee; State Board of Certified Public

Accountants of Louisiana — Board Member.

Joseph A. Mack (1939) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2002	Independent Consultant, 2010 – present; Director of Public Policy, North Greenville University, 2011 – 2016; Contractor, Interim Director of Public Policy, South Carolina Baptist Convention, 2017; Contractor, South Carolina Citizens for Life, 2014 – present.	24	None

4

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Chief Executive Officer, INEA International/VHSC Cement, 2015 – 2017.	24	GuideStone Financial Resources – Board of Trustees Member, July 2010 – June 2018; GuideStone Financial Resources – Chairman of the Audit Committee, July 2013 – June 2018; GuideStone Capital Management, LLC, Board of Directors Member, July 2011 – June 2018; GuideStone Capital Management, LLC – Chairman of the Board of Directors, July 2013 – June 2018; GuideStone Investment Services – Chairman of the Board of Directors, May 2014 – June 2018; GuideStone Resource Management, Inc. – Chairman of the Board of Directors, May 2014 – June 2018.
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	24	None

5

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	24	Baylor University – Board of Regents Member, June 2009 – May 2018; Baylor University – Chairman of the Board of Regents, June 2016 – June 2017; Baylor University Medical Center – Board Member, May 2005 – present; Baylor Research Institute – Board Member, June 2015 – present; Southwest Transplant Alliance – Board Member, November 2008 – present; Accutex Investments/Highland Residential Mortgage – Board Member, January 2011 – present.
Kyle L. Tucker (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2013	Vice President and Financial Advisor, CAPTRUST Financial Advisors, 2006 – present.	24	Fellowship of Christian Athletes (NC) Triangle Board, 2012 — 2015; NC Values Coalition Board, 2015 — present; Institute for Faith and Family, 2015 — present; College Golf Fellowship, 2012 — Present.
INTERESTED TRUSTEES[2]
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	24	GuideStone Financial Resources – Board of Trustees Member, October 2015 – present.

6

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
John R. Morris (1938) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2017	Vice President and Broker-in-Charge, Hound Ears Club, Inc., 2010 – present.	24

GuideStone Financial Resources – Board of Trustees Member, May 2014 – present; GuideStone Capital Management, LLC, Board of Directors Member, May 2014 — May 2019; GuideStone Investment Services, Board of Directors Member, May 2014 —

present; GuideStone Resource Management, Inc., Board of Directors Member, May 2014

— present.

OFFICERS WHO ARE NOT TRUSTEES[3]
Ron W. Bass (1966) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and AML Officer	Since 2009	Director of Asset Management Compliance, GuideStone Financial Resources, June 2009 – present.	N/A	N/A
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President — Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 – 2014.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A

7

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
Matt L. Peden (1967) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2016 – present; Global Investment Strategist, GuideStone Financial Resources, 2015 – 2016; Investment Strategist, Westwood Holdings Group, 2003 – 2015.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Legal Officer and Secretary	Since 2017	Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – present; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 – 2015.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
(1)

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.

(2)	Dr. Hahn and Mr. Morris are Interested Trustees of the Trust due to their positions on the Board of Trustees of GuideStone Financial Resources.
(3)	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee (including Mr. Murff):

William Craig George. Mr. George has been the Chairman of the Board since January 2015 and a member of the Board since September 2004. He has been employed with First National Bank

8

of PA since 2014 and currently serves as the Senior Credit Officer. In his role with First National Bank of PA, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Randall T. Hahn, D.Min. Dr. Hahn is the Senior Pastor at The Heights Baptist Church in Colonial Heights, Virginia, where he has served since 2002. He holds a Bachelor of Arts degree from Texas A&M University, a Master of Theology degree from Dallas Theological Seminary and a Doctor of Ministry degree from Southeastern Baptist Theological Seminary. Dr. Hahn currently serves on the Board of Trustees of GuideStone Financial Resources.

Barry D. Hartis. Mr. Hartis is currently self-employed as a CPA. Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with the College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.

Grady R. Hazel. Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self-employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. He is currently Vice-Chairman of the Board of Directors of Neighbors Federal Credit Union. In addition, he serves on the board of Stonetrust Commercial Insurance Company, where he is also Chairman of the Audit Committee, and he is a board member for the State Board of Certified Public Accountants of Louisiana. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

Joseph A. Mack. Mr. Mack served as the Chairman of the Board from June 2005 until January 2015 and has been a member of the Board since March 2002. He currently serves as an independent consultant and is the former Director of Public Policy of the South Carolina Baptist Convention, where he served for 12 years. Additionally, he served as Director of Public Policy for North Greenville University from 2011 until 2016. Mr. Mack has also served on several foundations and committees. He received a Bachelor of Science in Business Administration from Florida State University.

David B. McMillan. Mr. McMillan is the Chief Executive Officer (“CEO”) and Founder of Peridot Energy LLC, which today primarily provides senior management and consulting services to startup companies, since 2008. From 2015 to 2017, he was CEO of INEA International/VHSC

9

Cement LLC, a private equity sponsored company with patented technology for converting fly ash into PozzoSlag, a replacement for Portland Cement in concrete. Mr. McMillan has previously served as a member of the Board of Trustees of GuideStone Financial Resources from 2010 to 2018, where he was Chairman of the Audit Committee from 2013 to 2018; member of the Board of Directors of GuideStone Capital Management, LLC from 2011 to 2018, where he served as Chairman from 2013 to 2018; Chairman of the Board of Directors of GuideStone Investment Services from 2014 to 2018; and Chairman of the Board of Directors of GuideStone Resource Management, Inc. from 2014 to 2018. He holds a Bachelor of Science degree in Chemical Engineering, cum laude, from Texas A&M University. In addition, Mr. McMillan is a member of the American Institute of Chemical Engineers.

Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

John R. Morris. Mr. Morris is Vice President and Broker-in-Charge at Hound Ears Club, Inc., a captive real estate office. Mr. Morris holds a Bachelor of Arts degree from Wheaton College and graduate degrees from both the American Institute of Banking and Stonier Graduate School of Banking, Rutgers, The State University of New Jersey. Mr. Morris currently serves on the Board of Trustees of GuideStone Financial Resources, the Board of Directors of GuideStone Capital Management, LLC, the Board of Directors of GuideStone Investment Services and the Board of Directors of GuideStone Resource Management, Inc.

Ronald D. Murff. Mr. Murff is the President of JKL Group, LLC, a private investment firm in Dallas, Texas. He is also a Principal of Dalcor Companies, which is active in multi-family housing, where he has served since 2012. Previously, he worked in the banking industry, including spending more than 20 years with Guaranty Bank, a $17 billion bank operating in Texas and California. He served in several executive roles, including President of the Retail Banking Group and Chief Financial Officer, and was responsible for coordinating the spinoff of the bank from its parent company in late 2007. Mr. Murff serves on the boards of the Baylor University Medical Center, Baylor Research Institute, Southwest Transplant Alliance and Accutex Investments/Highland Residential Mortgage. He served on the Board of Regents of Baylor University from 2009 to 2018, serving as chair of several committees and then Chairman of the Board in 2016 and 2017. Mr. Murff has previously served as a trustee of GuideStone Financial Resources of the Southern Baptist Convention from June 2003 through October 2010, as an advisory director for Baylor University’s Hankamer School of Business and has served as a board member for the Federal Home Loan Bank of Dallas and the Ladybird Johnson Wildflower Center in Austin, Texas. He holds a Bachelor of Business Administration degree in Accounting from Baylor University.

10

Kyle L. Tucker. Mr. Tucker currently serves as Vice President and Financial Advisor at CAPTRUST Financial Advisors. In this capacity, he provides advice to retirement plans and personal investment accounts such as designing and implementing customized financial plans, developing investment models and selecting and monitoring of mutual funds and investment managers. Mr. Tucker holds a Bachelor of Science degree in Business Management from North Carolina State University. In addition, he is a CERTIFIED FINANCIAL PLANNER™ (CFP®) and holds the Series 6, 7 and 66 securities registrations. Mr. Tucker currently serves on the boards of the NC Values Coalition and Institute for Faith and Family and serves with the College Golf Fellowship. He served on the board of Fellowship of Christian Athletes (NC) Triangle from 2012 until 2015.

Board Role in Risk Oversight. The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, liquidity risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Trust’s Chief Compliance Officer, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the Trust’s Chief Compliance Officer and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure. The Chairman of the Board is an Independent Trustee and holds no management position with the Trust or its Adviser, sub-advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills. GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and Interested Trustees must also be members of the Board of Trustees

11

of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee’s professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

Committees. Currently, the Board has an Audit Committee, Compliance and Risk Committee, Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, McMillan, Morgan, Murff (upon commencement of his service on the Board) and Tucker. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2018, there were three meetings of the Audit Committee.

Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Hartis and Morgan and Dr. Hahn, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security,

12

compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the Chief Compliance Officer of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2018, there were four meetings of the Compliance and Risk Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel and Tucker. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or sub-advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2018, there were four meetings of the Investment Management Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, McMillan, Morgan, Murff (upon commencement of his service on the Board) and Tucker. Pursuant to its charter, the Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2018, there were three meetings of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including, but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders owning 50% or more of the outstanding voting securities of the Trust can submit recommendations in writing to the attention of Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152.

13

Securities and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (including Mr. Murff) in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of June 30, 2019.

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies

INTERESTED TRUSTEES
Randall T. Hahn, D.Min.

$10,001-$50,000 in the Low-Duration Bond Fund

$50,001-$100,000 in the Medium-Duration Bond Fund

$10,001-$50,000 in the Extended-Duration Bond Fund

$10,001-$50,000 in the Global Bond Fund

$10,001-$50,000 in the Strategic Alternatives Fund

$10,001-$50,000 in the Defensive Market Strategies Fund

$50,001-$100,000 in the Equity Index Fund

$10,001-$50,000 in the Global Real Estate Securities Fund

$50,001-$100,000 in the Value Equity Fund

$50,001-$100,000 in the Growth Equity Fund

$10,001-$50,000 in the Small Cap Equity Fund

$50,001-$100,000 in the International Equity Fund

$10,001-$50,000 in the Emerging Markets Equity Fund

Over $100,000
John R. Morris	NONE	NONE
INDEPENDENT TRUSTEES
William Craig George	NONE	NONE
Barry D. Hartis	NONE	NONE
Grady R. Hazel	NONE	NONE
Joseph A. Mack	$50,001-$100,000 in the Strategic Alternatives Fund $50,001-$100,000 in the Defensive Market Strategies Fund	Over $100,000
David B. McMillan	$10,001-$50,000 in the Defensive Market Strategies Fund $10,001-$50,000 in the Equity Index Fund $10,001-$50,000 in the Growth Equity Fund	Over $100,000
Franklin R. Morgan	NONE	NONE
Ronald D. Murff	$50,001-$100,000 in the Aggressive Allocation Fund $50,001-$100,000 in the Growth Equity Fund Over $100,000 in the Small Cap Equity Fund	Over $100,000
Kyle L. Tucker	$1-$10,000 in the Growth Allocation Fund $1-$10,000 in the Aggressive Allocation Fund	$1-$10,000

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of June 30, 2019.

As of June 30, 2019, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, sub-advisers or underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, sub-advisers or underwriter.

14

Compensation. The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

Other Information. Dr. Hahn and Messrs. Murff’s and Tucker’s spouses are participants in the Southern Baptist Churches 403(b)(9) Retirement Plan established and maintained by GuideStone Financial Resources. Mr. Mack is a participant in the 403(b)(9) Retirement Plan for the South Carolina Baptist Convention established and maintained by GuideStone Financial Resources.

III.	Additional Information

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe
Matthew A. Wolfe
Chief Legal Officer and Secretary

October 3, 2019

15

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF SEPTEMBER 15, 2019

Fund	Institutional Class	Investor Class
MyDestination 2015 Fund	12,066,506.661	50,217,210.849
MyDestination 2025 Fund	30,183,768.920	97,755,820.562
MyDestination 2035 Fund	22,684,586.527	61,435,193.124
MyDestination 2045 Fund	20,582,478.969	45,714,343.759
MyDestination 2055 Fund	4,709,780.009	9,537,281.288
Conservative Allocation Fund	9,111,640.988	34,971,198.416
Balanced Allocation Fund	29,422,362.803	96,342,505.569
Growth Allocation Fund	23,278,484.715	70,817,194.059
Aggressive Allocation Fund	17,865,614.084	64,050,333.051
Money Market Fund	1,031,126,375.600	401,476,102.230
Low-Duration Bond Fund	54,995,781.328	17,724,985.298
Medium-Duration Bond Fund	91,748,109.869	19,360,314.002
Extended-Duration Bond Fund	6,501,897.495	7,243,764.219
Global Bond Fund	46,287,174.985	10,785,970.892
Strategic Alternatives Fund	32,874,359.001	5,190,190.205
Defensive Market Strategies Fund	57,431,646.713	31,251,278.086
Equity Index Fund	41,200,405.945	17,873,846.331
Global Real Estate Securities Fund	14,149,106.280	9,996,008.425
Value Equity Fund	40,825,006.054	18,447,798.507
Growth Equity Fund	33,106,735.435	27,623,957.834
Small Cap Equity Fund	20,620,946.645	16,219,598.860
International Equity Index Fund	63,408,242.624	N/A
International Equity Fund	68,553,784.919	23,857,586.652
Emerging Markets Equity Fund	44,240,700.500	6,794,309.296

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	29,214,084.972	58%
MyDestination 2015 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	8,577,439.282	17%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,067,194.534	14%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	60,321,738.435	62%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,587,303.468	17%
MyDestination 2025 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,672,071.724	14%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	38,251,356.819	62%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,138,687.434	17%
MyDestination 2035 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,536,851.630	16%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	27,953,592.114	61%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,983,286.829	17%
MyDestination 2045 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	7,447,751.611	16%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,357,366.631	56%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,002,389.866	21%
MyDestination 2055 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	1,686,002.740	18%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	18,220,945.111	52%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,378,500.903	21%
Conservative Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	2,916,548.929	8%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	62,891,998.873	65%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	20,026,346.622	21%
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	45,149,335.325	64%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,270,456.403	23%
Growth Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,187,573.773	7%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	46,310,559.516	72%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	12,655,513.480	20%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	220,179,406.590	55%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	75,703,108.280	19%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	25,616,774.900	6%
Money Market Fund Investor Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 819109 Dallas, TX 75381-9109	23,064,383.470	6%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,099,839.898	51%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,177,852.441	24%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	1,111,314.368	6%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,774,139.530	50%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,582,042.742	24%
Medium-Duration Bond Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	983,107.317	5%
Extended-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	4,244,113.606	59%
Extended-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,710,867.229	24%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	4,843,839.911	45%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,221,666.523	21%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,032,782.489	10%
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	2,353,823.762	45%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,629,482.198	31%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Unfunded Deferred Compensation Plan (UDC) PO Box 819109 Dallas, TX 75381-9109	402,851.752	8%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	11,852,085.527	38%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,491,348.369	18%
Defensive Market Strategies Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	3,619,827.112	12%
Defensive Market Strategies Fund Investor Class	Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	2,342,119.968	7%
Defensive Market Strategies Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,629,100.717	5%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,458,565.506	53%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,446,905.069	25%
Equity Index Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	1,328,484.401	7%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,586,923.135	56%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,341,910.099	23%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Global Real Estate Securities Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	544,638.986	5%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	11,354,144.493	62%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,077,701.014	22%
Value Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	990,808.072	5%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	17,953,195.297	65%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,996,825.721	22%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,649,897.002	66%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,526,460.890	22%
Small Cap Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	866,700.444	5%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,582,276.228	57%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,246,316.001	22%
International Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	1,227,251.840	5%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	3,199,947.921	47%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,386,657.709	20%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	544,951.184	8%
Emerging Markets Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	463,474.179	7%
Emerging Markets Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	356,099.897	5%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,127,735.768	84%
MyDestination 2015 Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	766,539.894	6%
MyDestination 2015 Fund Institutional Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	759,233.008	6%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	24,140,745.535	80%
MyDestination 2025 Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	1,716,722.921	6%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	18,489,303.178	82%
MyDestination 2035 Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	1,428,217.345	6%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,960,091.409	82%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2045 Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	1,659,772.732	8%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,705,773.037	79%
MyDestination 2055 Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	319,206.793	7%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,464,369.466	82%
Conservative Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	754,328.002	8%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	22,513,914.557	77%
Balanced Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	4,056,133.809	14%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	21,048,126.318	90%
Growth Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	1,593,504.352	7%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	14,301,882.727	80%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Aggressive Allocation Fund Institutional Class	GuideStone Financial Resources Variable Benefit Plan PO Box 819109 Dallas, TX 75381-9109	1,517,984.197	9%
Aggressive Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	1,508,825.674	8%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Mkt Liq Medium-Duration Bond Fund PO Box 819109 Dallas, TX 75381-9109	98,191,782.500	10%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Mkt Liq International Equity Fund PO Box 819109 Dallas, TX 75381-9109	90,824,575.750	9%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	81,145,835.250	8%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Mkt Equity Index Fund PO Box 819109 Dallas, TX 75381-9109	67,957,052.720	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Mkt Liq Defensive Market Strategies GS4 Fund PO Box 2190 Dallas, TX 75221-2190	67,313,589.300	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Capital Preservation Fund PO Box 819109 Dallas, TX 75381-9109	60,764,983.750	6%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	18,382,039.468	33%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,315,157.388	13%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	7,282,527.848	13%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	5,121,274.208	9%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 819109 Dallas, TX 75381-9109	2,813,551.259	5%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	24,009,905.372	26%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	22,074,333.672	24%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	10,841,020.882	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	9,537,287.042	10%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,018,173.016	9%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,498,360.077	54%
Extended-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,416,616.625	22%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,180,643.218	18%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,278,846.056	29%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	10,151,920.805	22%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	6,636,916.539	14%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,547,485.164	10%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	3,651,159.006	8%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,937,089.182	18%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 819109 Dallas, TX 75381-9109	5,314,203.159	16%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Operating Reserves Tier 2 PO Box 819109 Dallas, TX 75381-9109	3,856,746.190	12%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	3,355,943.117	10%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	2,972,174.961	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,867,196.684	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,468,262.328	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,165,487.716	21%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	11,039,689.534	19%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	5,356,643.762	9%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,125,480.551	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	3,745,882.154	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Operating Reserves Tier 2 PO Box 819109 Dallas, TX 75381-9109	3,612,244.935	6%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,931,987.285	5%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	9,865,066.608	24%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	9,447,529.783	23%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	8,450,979.381	21%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	3,370,613.153	8%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,990,371.244	7%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	2,637,595.578	6%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,430,629.489	24%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,075,705.243	22%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	1,450,141.205	10%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,386,983.858	10%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	1,231,947.599	9%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	1,031,189.638	7%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,971,916.472	34%
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	11,618,947.503	28%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,778,065.623	22%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,872,397.617	7%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,214,728.021	31%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,545,931.058	26%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,416,881.433	19%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,660,811.276	14%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,520,899.437	17%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,934,586.875	14%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,831,798.766	14%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,152,870.584	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,095,852.596	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	2,049,584.387	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	1,834,626.490	9%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	17,796,006.729	28%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	17,305,754.773	27%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	15,422,580.744	24%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	6,273,860.224	10%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	4,813,783.860	8%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	23,444,952.621	34%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	19,400,215.115	28%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,446,723.387	21%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,245,585.436	21%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,435,574.190	17%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,615,578.185	13%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	5,440,210.997	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	5,341,574.395	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	4,841,635.913	11%